MUNDER TAX-FREE SHORT & INTERMEDIATE BOND FUND

Class A, B, C, K & Y Shares

Supplement Dated February 27, 2009

To Prospectus Dated October 31, 2008

FEE REDUCTION AND EXPENSE WAIVER

Effective March 1, 2009, Munder Capital Management (“MCM”) will contractually reduce the investment advisory fee for the Munder Tax-Free Short & Intermediate Bond Fund (“Fund”) to 0.40% based on average daily net assets. Additionally, at that time, MCM will enter into an Expense Limitation Agreement to limit contractually the total net annual operating expenses of the Fund (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the SEC from time to time)) to 0.65% for Class A and Class K shares, 1.40% for Class B and C shares, and 0.40% for Class Y shares.

Accordingly, effective March 1, 2009, the Expense Table and related Example on page 7 of the Prospectus are revised as follows:

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1 Fees)	0.25%	1.00%	1.00%	0.00%	0.00%
Non-12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Acquired Fund Fees and Expenses (e)(f)	0.00%	0.00%	0.00%	0.00%	0.00%

Total Annual Fund Operating Expenses before Waivers	1.14%	1.89%	1.89%	1.14%	0.89%

Fee Waivers and/or Expense Reimbursements (g)	(0.49)%	(0.49)%	(0.49)%	(0.49)%	(0.49)%

Total Net Annual Operating Expenses including Acquired Fund Fees and Expenses	0.65%	1.40%	1.40%	0.65%	0.40%

(e)	Acquired Fund Fees and Expenses reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest, including money market funds and ETFs.
(f)	Acquired Fund Fees and Expenses are less than 0.01% of the average net assets of the Fund.
(g)	Pursuant to an Expense Limitation Agreement, the advisor has agreed contractually to waive fees and/or reimburse expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses) do not exceed 0.65% for Class A and K shares, 1.40% for Class B and C shares, and 0.40% for Class Y shares through at least October 31, 2009. There is no guarantee that the Expense Limitation Agreement will continue after that date or will continue at the currently specified levels.

EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares*		Class B Shares**		Class C Shares*	Class C Shares**	Class K Shares	Class Y Shares
1 Year	$464	$643		$143		$243	$143	$66	$41
3 Years	$701	$846		$546		$546	$546	$314	$235
5 Years	$957	$1,176		$976		$976	$976	$580	$445
10 Years	$1,689	$1,975	***	$2,052	***	$2,172	$2,172	$1,342	$1,051

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE